Employee compensation	3 Months Ended
Mar. 31, 2026
Analysis of income and expense [abstract]
Employee compensation	Employee compensation
The total employee compensation comprising salaries and benefits, inclusive of tax credits, and excluding share-based compensation for the three months ended March 31, 2026 was $40,268 (2025 - $34,655).
Employee compensation costs were included in the following expenses for the three months ended March 31, 2026 and 2025 as follows:

	Three months ended March 31,
	2026	2025
	$	$
Cost of revenue	6,080	5,122
General and administrative	6,008	4,824
Sales and marketing	15,855	15,697
Research and development	12,325	9,012
	40,268	34,655
For the three months ended March 31, 2026, the Company incurred a total of $6,157 of employee severance related costs associated with a reduction in workforce. This resulted in additional employee compensation costs of $855 in cost of revenue, $1,357 in general and administrative, $761 in sales and marketing, and $3,184 in research and development.